SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ___________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         April 26, 2005 (April 26, 2005)
                Date of Report (Date of earliest event reported)


                               EPIQ SYSTEMS, INC.
               (Exact name of company as specified in its charter)


           Missouri                    0-22081                  48-1056429
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


                                501 Kansas Avenue
                              Kansas City, KS 66105
               (Address of principal executive offices) (Zip Code)


                                 (913) 621-9500
                (Company's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

     Quarterly Earnings Release and Investor Call. On April 26, 2005, EPIQ Systems, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2005. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

     Management of EPIQ Systems believes that certain non-GAAP financial measures provide additional insight for investors into the operating results and business trends of the Company. The Company uses these non-GAAP financial measures (i) in its strategic planning for the Company and (ii) in evaluating the results of operations of the Company. Consistent with prior periods, in this period, the Company has provided investors with non-GAAP net income from continuing operations, calculated as net income from continuing operations plus amortization of acquisition-related intangibles, acquisition-related expenses, amortization and write-off of capitalized loan fees and embedded option mark-to-market expense/convertible debt accretion, all net of tax, as well as non-GAAP net income per share from continuing operations. Reconciliations of non-GAAP net income and earnings per share from continuing operations to GAAP net income and earnings per share from continuing operations are included in schedules to the press release filed with this Current Report on Form 8-K. The Company also uses non-GAAP adjusted EBITDA. EBITDA is a component of virtually all the financial covenants contained in the Company's current and previous debt agreements, and management regularly reviews EBITDA as it assesses its current and prospective compliance with these financial covenants. The debt agreement covenants adjust EBITDA to exclude certain non-cash costs, non-recurring costs and acquisition related costs. These adjustments are consistent with how management evaluates results of operations and are consistent with the Company's non-GAAP net income calculation. Accordingly, non-GAAP adjusted EBITDA is calculated as net income from continuing operations plus the provision for income taxes, interest expense, depreciation, amortization, other non-cash expenses, and acquisition related expenses. A reconciliation of non-GAAP adjusted EBITDA to GAAP net income from continuing operations is included in a schedule to the press release filed with this Current Report on Form 8-K.

     The information in this Item 2.02 and in Exhibit 99.1 is not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this
Item 2.02 and in Exhibit 99.1 is not incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in that filing.

Item 8.01.  Other Events.

     Reclassification of Historic Segment Information. The information included in this Item 8.01 affects the disclosure of segment results only and in no way revises or restates the Consolidated Statements of Income, Consolidated Balance Sheets, Consolidated Statements of Stockholders' Equity or Consolidated Statements of Cash Flows for EPIQ Systems, Inc. and consolidated subsidiaries.

     The Company has determined that, beginning in the first quarter 2004, certain revenues from reimbursed expenses and certain expenses, including reimbursed expenses, related to its Poorman-Douglas subsidiary were incorrectly allocated between the Company's case management segment and document management segment. The Company's management and audit committee have discussed this matter with Deloitte & Touche LLP, the Company's independent registered public accountants.

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

     The anticipated classification errors between the two segments are not material to the Company's audited or unaudited financial statements for any prior period, and the Company, in consultation with its audit committee, has determined that no amendments to previously filed financial statements will be required. The classification errors will affect the segment notes to the Company's unaudited financial statements included in its quarterly reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2004 and the segment note to the Company's audited financial statements included in its annual report on Form 10-K for the year ended December 31, 2004. Based on the Company's preliminary analysis, the estimated correction will increase operating income for the case and document management segments by less than $0.1 million each and decrease the unallocated segment's operating income by approximately $0.1 million for the three months ended March 31, 2004, increase document management and unallocated operating income by approximately $1.1 million and $0.1 million, respectively and decrease case management operating income by approximately $1.2 million for the three months ended June 30, 2004, increase document management operating income and decrease case management operating income by approximately $0.1 million for the three months ended September 30, 2004, and increase document management operating income and decrease case management operating income by approximately $0.9 million for the year ended December 31, 2004. The classification errors between the case management and the document management segments will have no impact on the Company's previously reported consolidated revenues or net earnings or any other income statement, or balance sheet, or statement of cash flows line item for these periods.

     The Company anticipates reporting the final results of its analysis of the classification error between the two operating segments for all periods impacted in its quarterly report on Form 10-Q for the quarter ended March 31, 2005, which the Company expects to file by May 10, 2005.

Item 9.01.  Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibit is filed as part of this report:

    Exhibit No.       Description
    -----------       -----------

       99.1 EPIQ Systems, Inc. Press Release issued April 26, 2005, reporting first quarter ended March 31, 2005 financial results.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EPIQ SYSTEMS, INC.

Date:  April 26, 2005

                                    By:      /s/ Tom W. Olofson
                                             -----------------------------------
                                    Name:    Tom W. Olofson
                                    Title:   Chairman of the Board, Chief
                                             Executive Officer and Director


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